UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On February 13, 2007, Trident Microsystems, Inc. (the “Company”) received a letter from The NASDAQ Stock Market, stating that NASDAQ has not received the Company’s Form 10-Q for the period ended December 31, 2006, as required by the Marketplace Rules. Accordingly, the letter states that the failure to timely file the Form 10-Q serves as an additional basis for delisting the Company’s securities from The NASDAQ Stock Market based upon Marketplace Rule 4310(c)(14).
     As previously announced, NASDAQ initially informed the Company on October 2, 2006 that its securities were subject to delisting for failure to timely file its Form 10-K for the fiscal year ended June 30, 2006, and on November 13, 2006, Trident received a second notice from the NASDAQ Stock Market stating that the Company’s failure to timely file its quarterly report on Form 10-Q for the quarter ended September 30, 2006 serves as an additional basis for delisting the Company’s securities.
     On January 16, 2007, NASDAQ informed the Company that it would continue the listing of the Company’s shares subject to the receipt of information concerning the results of the Company’s investigation into its historical stock option grant practices, and conditioned on the Company becoming current in its delinquent periodic reports, and filing any required restatements, by April 2, 2007. The Company is working diligently to bring itself current with its periodic filing responsibilities by the deadline imposed by NASDAQ, however, not all factors affecting the date of filing of the Company’s restatement are within the Company’s control. The Panel’s letter informed the Company that it could appeal the conditional extension, but only within 15 days of receiving the letter notice and, therefore, any appeal must have been made by January 31, 2007, in advance of the filing deadline. In order to preserve its appeal rights, the Company filed an appeal on January 31, 2007 with the Nasdaq Listing and Hearings Review Council (the “Listing Council”). In its appeal, the Company requested, among other things, that the Listing Council stay the Panel’s decision and any future delisting decisions pending the Listing Council’s ruling on the appeal.
     The Company issued a press release on February 20, 2007, disclosing its receipt of this notice from NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
No.	Description

Exhibit 99.1	Press release, dated February 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 20, 2007
TRIDENT MICROSYSTEMS, INC.

/s/ John S. Edmunds
John S. Edmunds
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Press release, dated February 20, 2007.

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